UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026
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Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)
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Georgia	001-04365	58-0831862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
999 Peachtree Street, N.E., Suite 1225
Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)
(404) 659-2424
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 29, 2026, Oxford Industries, Inc. (the “Company”) entered into a third amendment (the “Third Amendment”) to its $325 million Fourth Amended and Restated Credit Agreement, dated May 24, 2016 (the “Credit Agreement”), by and among the Company and its subsidiary, Tommy Bahama Group, Inc., as the borrowers, certain domestic subsidiaries of the Company as guarantors, the financial institutions party thereto as lenders, and Truist Bank, successor by merger to SunTrust Bank, as administrative agent. The Third Amendment, among other things, amends, and extends the term of, the Credit Agreement as follows:

•extends the maturity date of the facility from March 6, 2028 to October 29, 2031;
•streamlines the interest rate calculation by removing the SOFR credit spread adjustment with effective interest rates remaining unchanged;
•modifies certain provisions to allow additional flexibility in the payment conditions for acquisitions, investments and restricted payments;
•amends certain borrowing base provisions in the agreement; and
•makes certain other customary modifications to restrictions applicable to the Company and its subsidiaries.

The Credit Agreement is a senior secured, asset-based revolving credit facility. Proceeds from the facility are generally available to the Company for working capital and general corporate purposes, as well as to fund acquisitions and investments.

The above description of the Third Amendment is not complete and is qualified in its entirety by the actual terms of the Third Amendment, attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number

10.1
Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 29, 2026, by and among Oxford Industries, Inc., Tommy Bahama Group, Inc., the Persons party thereto from time to time as guarantors, the financial institutions party thereto from time to time as lenders, and Truist Bank, as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Industries, Inc.

Date: October 30, 2026	By:	/s/ Jonathan O. Leptich
Jonathan O. Leptich
Corporate Secretary